UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-KA/2

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

August 9, 2011	000-30237
Date of Report (Date of earliest event reported)	Commission File Number

REGENECA, INC.

(Exact name of registrant as specified in its charter)

Nevada	88-0467241
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

1 Technology, Suite C515 Irvine, CA 92618
(Address of Principal Executive Offices) (Zip Code)

(949) 887-6890
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

We are filing this Amendment to our 8-K filed August 9, 2011, and as amended October 18, 2011, to include a revised Exhibit B of Exhibit 10.1.

Item 9.01	Financial Statements and Exhibits.

(d)

Exhibits

10.1

Exhibit B of previously filed Exhibit 10.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENECA, INC.

November 28, 2011		/s/ MATTHEW NICOSIA
	Name:	Matthew Nicosia
	Title:	CEO and Chairman